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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
                       (Date of earliest event reported):
                                January 17, 2002

                            DUKE CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   0-23977                       51-028142
(State or Other Jurisdiction   (Commission File No.)           (IRS Employer
     of Incorporation)                                       Identification No.)

526 South Church Street
Charlotte, North Carolina                                    28202-1904
(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

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Item 5. Other Events.

     Duke Energy Corporation, parent company of the registrant, announced its earnings for the fiscal year ended December 31, 2001, through a press release and a financial bulletin distributed to members of the financial community. Copies of the press release and financial bulletin are filed herewith as Exhibits 99.1 and 99.2 respectively, and are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibits are filed herewith:

     99.1 Press Release dated January 17, 2002

     99.2 Financial bulletin dated January 17, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUKE CAPITAL CORPORATION

                                       By:
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                                           Myron L. Caldwell
                                           Vice President, Corporate Finance

Dated: February 12, 2002

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                                  EXHIBIT INDEX

Exhibit                              Description
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 99.1        Press Release of registrant dated January 17, 2002

 99.2        Financial bulletin of registrant dated January 17, 2002